Exhibit 99.1

June 2002 PHH PHH CORPORATION Annual Internotes Dealer Conference June 20-21, 2002	PHH Corporation PHH $500,000,000 PHH Corporation InterNotes® PROSPECTUS SUPPLEMENT MAY 30, 2002

Forward looking statements

        Statements about future results made in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in PHH's Form 10-K and 10-Q for the periods ending 12/31/01 and 3/31/02, respectively.

PHH Logo

PHH CORPORATION IS...

...a wholly owned, independently financed subsidiary of Cendant Corporation

PHH ARVAL PHH Wright Express	CENDANT Mobility	CENDANT Mortgage
Second largest provider[1] of fleet management services and the leading fuel card provider[1]	Largest provider[1] of worldwide employee relocation services	Sixth largest retail residential mortgage lender in the U.S.

1PHH provides services to its corporate clients on an outsourced basis

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PHH'S revenue is equally divided between Fleet
Management and Real Estate Services

LTM 3/31/02 ($ millions)

(PIE CHART)		(PIE CHART)
Flee Management	$1,500 54%	Fleet Management	$91 16%
Real Estate Services	$1,255 46%	Real Estate Services	$493 84%
LTM Revenue: $2,755	LTM Adj. Ebitda[1]: $584

1Adjusted Ebitda is defined as earnings before income taxes, non-program related depreciation and amortization and minority interest, and is adjusted to exclude certain items that are of a non-recurring or unusual nature and are not measured in assessing segment performance or are not segment specific. Our management believes Adjusted Ebitda is the most informative representation of how management evaluates performance. Our presentation of Adjusted Ebitda may not be comparable with similar measures used by other companies

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PHH Vehicle Management is...

... a provider of fully integrated outsourced fleet management and fuel card services principally to corporate clients and
government agencies.

PHH Vehicle Management Services Logo	WRIGHT EXPRESS® UNIVERSAL FLEET Logo

Overview of PHH Vehicle Management

  •
  55 years of industry leadership managing client corporation's fleets

  -
  Founded fleet management industry in 1946

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  First offered leasing services in 1953 (created open-ended lease)

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  Second largest in North America

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  Focuses primarily on large fleets

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  Superior client retention

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  Award winning management information systems

  •
  Minimal risk exposure - 97% of leased vehicles are open-ended where residual risk is borne by the client company

PHH Vehicle Management Services PHH Logo

PHH IS #2 IN OUTSOURCED NORTH AMERICAN VEHICLE
MANAGEMENT SERVICES...

•
Second largest provider of outsourced fleet management services in both U.S. and Canada

•
Purchases over 90,000 vehicles annually

•
Current lease portfolio exceeds 316,000 units

•
Primary services

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300,000+ fuel purchase cards

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340,000+ maintenance cards in use in the U.S. and Canada

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250,000+ Accident Management units

•
Long-lasting relationships

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Over 300 clients have been with PHH for 20 years or more

PHH Vehicle Management Services PHH Logo

...and enjoys an attractive industry structure and substantial growth opportunity

Share of North American fleet vehicles under management1

Other	31%
Unserved	47%
PHH Arval	5%
Enterprise	1%
ARI	3%
Wheels	2%
Citicapital	3%
Lease Plan	1%
GE	7%

PIE

1 Derived from Automotive Fleet Magazine

Highly fragmented industry and large, unserved customer base provides growth opportunity

PHH Vehicle Management Services PHH Logo

PHH Vehicle Management has a track record of
exceptional risk management

Domestic net losses have been at or below five basis points of lease receivables for the past five years*

Net Losses	(% of Total Leases)	Total Leases
		($ millions)
1997	0.02%	2,858.59
1998	0.05%	2,846.06
1999	0.04%	2,946.76
2000	0.01%	3,273.26
2001	0.05%	3,413.92
PHH Vehicle Management Services PHH Logo	* Per Chesapeake Funding (F/K/A Greyhound Funding) 2001 10k

Wright Express

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Fuel purchase card that provides clients:

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Driver convenience—accepted at 98% of domestic fuel facilities

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Greater security and control compared to traditional credit card

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Control of overall fleet costs

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Information reported on each transaction

Wright Express Universal Fleet Logo	8

Wright Express

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3.9 million fuel management and corporate cards issued in the U.S. and Canada are managed by Wright Express

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
Universal Fleet Card	Cobrand Universal Card	Private Label Fleet Card	MasterCard Corporate Card
1,100,000 cards	1,000,000 cards	1,100,000 cards	700,000 cards
Wright Express Universal Fleet Logo	9

Cendant Mobility Services is...

... the leading provider of outsourced relocation services
worldwide, offering relocation clients a variety of services in connection with the transfer of a client's employees.
CENDANT
Mobility
Logo

10

OVERVIEW OF CENDANT MOBILITY

  •
  The largest provider of worldwide outsourced relocation services

  •
  In business since 1955 (PHH since 1971)

FOR SALE [HOUSE]	[TRUCK]	SOLD [HOUSE]
We buy the existing home from a client's employee, hold it in inventory and handle the sale...	.... We move the employee's household goods...	.... We assist in finding the client's employee a New Home and arrange the mortgage
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OVERVIEW OF CENDANT MOBILITY

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45 years of industry leadership

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Sales of services include moving services, expense processing, tax preparation, spouse counseling, and cultural orientation

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Business model generates low risk, high quality receivables

$1.5

•
Average length of relationship for top 25 clients is over fifteen years
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Cendant Mortgage Services is...

... a premier mortgage company offering centralized delivery of a full line of first mortgage products, marketed to consumers through relationships with corporations, affinity groups, financial institutions and real estate brokerage firms.
Cendant
Mortgage
Logo

Overview of Cendant Mortgage

  •
  Originates mortgages through three primary sources - real estate brokers, relocation and financial institution/affinity groups (private label)

Home Buyer
Century 21	Cendant Mobility	Merrill Lynch
Origination

Cendant Mortgage Logo

2001	Total	Purchase	Refi
Real Estate Brokers	30%	24%	6%
Coldwell Banker®, Century 21®, ERA®
Relocation	5%	5%	0%
Financial Institution/Affinity
GE Financial Network,	65%	28%	37%
American Express Centurion Bank,
Merrill Lynch Credit Corporation

	100%	57%	43%

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Overview of Cendant Mortgage

  •
  Focused on retail mortgages - mortgages directly with the consumer
  —
  Sixth largest1 lender of retail originated residential mortgages in the U.S.

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  Focused on purchase mortgages - mortgages used for the purchase of a new home as opposed to refinancings
  —
  Second largest1 retail purchase first mortgage lender in the U.S.

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  Cendant Mortgage is an "A" quality originator

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  A subsidiary of PHH since 1984

1Source: Inside Mortgage Finance (12/31/01 rankings)

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Differentiating factors

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  Private label/outsource relationships

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  Rely on well established brand names and client relationships to drive volume

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  Cendant Mortgage does not actively market under its own name, which minimizes the requirement to invest in or strengthen our own brand name

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  Central platform - minimal investment in bricks and mortar

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  Loans are originated and processed through a centralized platform

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  Separate sales and underwriting functions

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  Salaried and nominal commission loan originator who is NOT involved in loan processing

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  Allows for greater control of underwriting, approval processes, and quality
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Originations and market share have grown rapidly

Year	Refi	Purchase	Purchase Market Share
	($ Bil.)	($ Bil.)	(%)
1990	0.390	1.11	0.28%
1991	0.769	1.56177	0.40%
1992	1.709	2.08835	0.44%
1993	2.921	2.69664	0.55%
1994	1.696	6.37846	1.09%
1995	1.324	4.43135	0.88%
1996	2.149	8.64793	1.10%
1997	3.065	8.65522	1.46%
1998	10.664	15.34531	2.04%
1999	6.392	19.17675	2.26%
2000	1.899	20.2457	2.44%
2001	19.415	25.107	2.81%
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Exceptional Mortgage Underwriting Track Record

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Segregation of underwriting and marketing functions contribute to lower delinquencies

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Foreclosure rate has generally been one-third of the MBA average

•
Jumbo loans conform to Agency guidelines in all aspects, except for size

	1998	1999	2000	2001
Cendant Mortgage	0.38%	0.34%	0.21%	0.51%
MBA Average*	1.11%	0.98%	0.85%	1.04%
Cendant Mortgage Logo	* Mortgage Banking Association	18

  PHH

  •
  Capital Structure

  •
  Liquidity

  •
  Financing Strategy

Capital structure

($ MILLIONS)
PHH Corporation	3/31/02%
Commercial Paper	$1,117	[1]	15%
Medium Term Notes	663
$750 Feb-05 Revolver	270	[1]
Other	35

	2,085		28%

Sheffield & SSB Warehouse	470
Chesapeake - VFN's2	1,312
Chesapeake - MTN's2	1,398
Chesapeake - PMI's	293
Other	205

	3,680		48%

Total Debt	5,766		76%

Shareholder Equity	1,818		24%

Total Capitalization	$7,584		100%
Securitization Debt (OFF-B/S)[3]	3/31/02
Bishop's Gate (Mortgage)
Commercial Paper	$210
Medium Term Notes	1,750
Equity Certificates	148

2,108

Apple Ridge (Relocation)
Conduit	77
Medium Term Notes	400

477

VMS Canadian (Vehicle)	280
Mortgage Synthetic Lease	80

$2,945
1
PHH completed a $443 million private placement on 5/3/02 and began a weekly retail bond offering beginning 6/3/02. The proceeds were used to repay bank debt and partially repay outstanding CP. Proceeds from the retail bond program totaled $43 million as of 6/10/02
2
Chesapeake completed a $650 million note offering on 6/10/02. Proceeds were used to partially pay down Chesapeake VFN's
3
Not consolidated (off-balance sheet)

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Sources of liquidity

•	Back-up revolving credit facilities
	-	No MAC clause
	-	No conditions to draw down relating to the results of operations of Cendant
		•	$750 million committed 2-year facility, due Feb '04
		•	$750 million committed 5-year facility, due Feb '05
		•	$125 million 1-year facility, due Nov '02 $1,625 Million
•	Securitized funding
	-	Vehicle Securitization
		•	Chesapeake Funding LLC and a Canadian conduit
	-	Relocation Securitization
		•	Apple Ridge Funding LLC and Kenosia Funding Company LLC
	-	Mortgage Securitization
		•	Bishop's Gate Residential Mortgage Trust
		•	Mortgage Warehouses
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Financing Strategy

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  MTN's are used for core requirements and commercial paper/conduits for seasonality and growth

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  100% backup on commercial paper

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  MTN Indenture to protect PHH equity

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  Dividend test: Debt/Equity < 6.5:1

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  Maintenance test: Debt/Tangible Equity < 10:1

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  High quality assets allow for securitized funding

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  Conservative tangible leverage targets (5.1:1 net debt/tangible equity @ 3/31/02)

	1998	1999	2000	2001	3/31/01	3/31/02
Ratio of earnings to fixed charges	2.78x	3.13x	3.41x	2.50x	3.03x	2.35x

*Per the 12/31/01 PHH 10K and 3/31/02 PHH 10Q

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INVESTMENT HIGHLIGHTS

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A leader in each business

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Solid financial performance

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Low asset risk

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Long-standing relationships with blue-chip client base

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Compelling growth opportunities

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Experienced management team

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PHH PHH Corporation	PHH Corporation PHH $500,000,000 PHH Corporation InterNotes® PROSPECTUS SUPPLEMENT MAY 30, 2002